EXHIBIT 32(B)
                                                                   -------------

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, R. Scott Turicchi, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that:

1. The accompanying quarterly report on Form 10-Q for the quarter ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of j2 Global Communications, Inc.





                                               /s/ R. Scott Turicchi
                                               --------------------------------
                                               R. Scott Turicchi
                                               Chief Financial Officer
                                               (Principal Financial Officer)

Dated: August 9, 2004



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT HAS BEEN PROVIDED TO J2 GLOBAL COMMUNICATIONS, INC. AND WILL BE RETAINED BY J2 GLOBAL COMMUNICATIONS, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.